UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 19, 2009

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5   – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM  5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 19, 2009, The Cheesecake Factory Incorporated (the “Company”) entered into an employment agreement (“Agreement”) with W. Douglas Benn, Executive Vice President and Chief Financial Officer of the Company, for an initial term of two years.  Mr. Benn’s employment agreement will be extended automatically for one additional year on each anniversary date unless either of the parties gives notice not to extend.

Under the agreement, we will pay Mr. Benn, 54, a base salary of $400,000.  Subject to approval by the Compensation Committee of our Board of Directors (“Compensation Committee”), Mr. Benn will receive an initial grant of 150,000 non-qualified stock options at an exercise price equal to the fair market value of the Company’s stock on the date of grant, which vest 20% each year over a five-year period on the anniversary dates of the grant date.  In addition, subject to the approval of the Compensation Committee, we will grant Mr. Benn 25,000 restricted shares of the Company’s stock with restrictions lapsing at the rate of 60% on the third anniversary date of the grant date and 20% on each of the fourth and fifth anniversary dates of the grant date.  We will also reimburse Mr. Benn for reasonable relocation expenses to assist in his relocation to the greater Los Angeles Metropolitan area, in addition to a one-time payment of $80,000.  The Agreement provides that Mr. Benn will be eligible to participate equitably with our other executive officers in any of the Company’s plans relating to incentive compensation, pension, profit sharing, disability income insurance, life insurance, education, medical coverage, automobile allowance or leasing, or other retirement or employee benefits.

Mr. Benn has no related party transaction to disclose pursuant to Item 404 of Regulation S-K.

The foregoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of the Agreement that is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

SECTION 8          OTHER EVENTS

ITEM 8.01            OTHER EVENTS

In a press release dated January 20, 2009, The Cheesecake Factory Incorporated announced that it has named W. Douglas Benn as Executive Vice President and Chief Financial Officer of the Company.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

Separately, in a press release dated January 20, 2009, The Cheesecake Factory Incorporated announced it will release fourth quarter fiscal 2008 financial results after the market close on Thursday, February 12, 2009.  The Company will hold a conference call to discuss its results at 2:00 p.m. Pacific Time on February 12, 2009, which will be broadcast live over the Internet.

To listen to the conference call, participants should go to the Company’s website at thecheesecakefactory.com at least 15 minutes prior to the call to register and download any necessary audio software.  Click on the “Investors” link on the home page, and select the link for the “Fourth Quarter Fiscal 2008 Earnings Conference Call” at the top of the page.  An archive of the webcast will be available shortly after the call and continue through March 11, 2009.

SECTION 9

FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Form of Employment Agreement with W. Douglas Benn

99.2	Press release dated January 20, 2009 entitled, “The Cheesecake Factory Names W. Douglas Benn Executive Vice President and Chief Financial Officer”

99.3	Press release dated January 20, 2009 entitled, “The Cheesecake Factory to Webcast Fourth Quarter Fiscal 2008 Earnings Conference Call on February 12, 2009”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. DOUGLAS BENN
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Form of Employment Agreement with W. Douglas Benn

99.2	Press release dated January 20, 2009 entitled, “The Cheesecake Factory Names W. Douglas Benn Executive Vice President and Chief Financial Officer”

99.3	Press release dated January 20, 2009 entitled, “The Cheesecake Factory to Webcast Fourth Quarter Fiscal 2008 Earnings Conference Call on February 12, 2009”